Exhibit 99.1

Restricted Share Agreement

THIS RESTRICTED SHARE AGREEMENT (this “Agreement”) is made by and between [Director] (“Grantee”) and Endurance Specialty Holdings Ltd., an exempted company organized under the laws of Bermuda (the “Company”), as of [Date].

WHEREAS, Grantee is currently a director of the Company, and the Company desires to increase the incentive of the Grantee to exert his or her utmost efforts to improve the business and increase the assets of the Company.

NOW, THEREFORE, in consideration of the Grantee’s services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Restricted Shares. The Company hereby grants to the Grantee XX shares (the “Restricted Shares”) of the Company’s ordinary shares, par value $1.00 per share (the “Ordinary Shares”), pursuant to and subject to the terms and provisions of the Company’s 2007 Equity Incentive Plan (the “Plan”) and this Agreement. The Restricted Shares shall be issued in the form of book entry Ordinary Shares in the name of the Grantee as soon as reasonably practicable after the date of this Agreement.

2. Incorporation by Reference, Etc. The provisions of the Plan are incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Administrator shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his or her legal representative in respect of any questions arising under the Plan or this Agreement. No amendment or termination of the Plan may, without the prior written consent of the Grantee, adversely affect the rights of the Grantee under this Agreement.

3. Restrictions and Restricted Period.

a. Restrictions. During the period from the date of this Agreement to the earlier of (i) the one year anniversary of the date of this Agreement or (ii) the earlier release of the restrictions upon the Restricted Shares pursuant to Section 5 (a) or (b) (the “Restricted Period”), Restricted Shares granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Grantee. Restricted Shares granted hereunder shall be subject to a risk of forfeiture as described in Section 6 below until the expiration of the Restricted Period.

b. Restricted Period. Unless the Restricted Period is previously terminated pursuant to Section 5 of this Agreement or the Restricted Shares are previously forfeited in accordance with Section 6, the restrictions set forth above shall expire and all of the Restricted Shares shall become fully and freely transferable (provided, that such transfer is otherwise in accordance with applicable law) and non-forfeitable at the end of the Restricted Period.

4. Rights of a Shareholder. During the Restricted Period, the Grantee shall have all the rights of a shareholder of the Company with respect to the Restricted Shares, including, but not limited to, the right to vote such Restricted Shares; provided, that any cash or in-kind dividends or distributions with respect to the Restricted Shares paid or made by the Company to holders of Ordinary Shares on a record date occurring during the Restricted Period shall be held by the Company in escrow and shall be paid or made to the Grantee, without interest, only when and if such Restricted Shares are released from the restrictions set forth in Section 3 in accordance with the terms of this Agreement.

5. Early Termination of Restricted Period.

a. Death or Disability. In the event the Grantee’s position as a member of the Board of Directors of the Company ceases as a result of the Grantee’s death or Disability, the Restricted Shares shall vest on such date of death or Disability, any restrictions on the Restricted Shares shall expire and the Restricted Shares shall become fully and freely transferrable (provided, that such transfer is otherwise in accordance with applicable law) and non-forfeitable.

b. Change in Control. In the event of a Change in Control and the termination by the Company (or a successor company as a result of the Change in Control) of the Grantee’s position as a director of the Company (or a successor company as a result of the Change in Control) other than for Cause within the Change in Control Period, any restrictions on the Restricted Shares shall expire on such date of termination of the Grantee’s position as a director of the Company and the Restricted Shares shall become fully and freely transferrable (provided, that such transfer is otherwise in accordance with applicable law) and non-forfeitable. “Change in Control Period” means the period commencing three months prior to the date of a Change in Control and ending on the second annual anniversary of the date of a Change in Control.

c. “Disability” means any condition that prevents the Grantee from substantially performing the Grantee’s duties as a director of the Company for a period of at least 120 consecutive days, or 180 non-consecutive days, within any 365-day period. Any determination of a Disability shall be made by the Company in its reasonable discretion, based upon medical evidence reasonably acceptable to the Company.

d. “Cause” means (i) any intentional act of fraud, embezzlement or theft by the Grantee in connection with or in the course of his or her position as a director of the Company or a Grantee’s admission or conviction of, or plea of nolo contendere to, (x) a felony or (y) any crime involving moral turpitude, fraud, embezzlement, theft or misrepresentation; (ii) any gross negligence or willful misconduct of a Grantee resulting in a loss to the Company, or any of its subsidiaries or affiliates or (iii) any violation of any statutory or common law duty of loyalty to the Company or any of its subsidiaries or affiliates.

6. Forfeiture of Restricted Shares. In the event that the Grantee’s position as a director of the Company is terminated, (i) at any time by the Grantee, (ii) at any time by the Company for Cause or (iii) outside of a Change in Control Period by the Company for any reason other than the Grantee’s death or Disability, the Restricted Shares that at that time have not been released from the restrictions set forth in Section 3 and any and all cash or in-kind dividends or distributions related to such Restricted Shares that accrued during the Restricted Period shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interest in such Restricted Shares or cash or in-kind dividends or distributions related thereto.

7. Tax Withholding. It shall be a condition to the obligation of the Company to issue Ordinary Shares to the Grantee upon the expiration of restrictions on the Restricted Shares that the Grantee pay to the Company, upon demand (but no later than 10 days following such demand), such amount as may be requested by the Company for the purpose of satisfying any liability to withhold income or other taxes. In the event any such amount so requested is not paid, the Company may refuse to issue Ordinary Shares to Grantee upon the expiration of restrictions on the Restricted Shares. Unless the Administrator shall in its discretion determine otherwise, payment for taxes required to be withheld may be made in cash, or in whole or in part, in accordance with such rules as may be adopted by the Administrator from time to time, (a) by withholding Restricted Shares having a Fair Market Value equal to the appropriate tax withholding liability and/or (b) tendering to the Company Ordinary Shares held by the Grantee having a Fair Market Value equal to the appropriate tax withholding liability, in each case as determined by the Company in its sole discretion.

8. Section 83(b) Election. The Grantee hereby acknowledges that the Grantee has been informed that, with respect to the grant of Restricted Shares, an election in the form attached hereto as Exhibit A may be filed by the Grantee with the Internal Revenue Service, within 30 calendar days following the date of this Agreement, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed currently on the Fair Market Value of the Restricted Shares on the date of grant.

The Grantee acknowledges that it is the Grantee’s sole responsibility and not the Company’s to file the election under Section 83(b) of the Code on a timely basis.

By signing this Agreement, the Grantee represents that the Grantee has reviewed with the Grantee’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and that the Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands and agrees that the Grantee (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

9. Termination of this Agreement. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Restricted Period with respect to all of the Restricted Shares in accordance with Section 3 or Section 5 of this Agreement, (b) the forfeiture of the Restricted Shares in accordance with Section 6 of this Agreement or (c) the termination of this Agreement by an instrument in writing signed by the parties hereto. Upon termination of this Agreement, all rights and obligations of the Grantee and the Company hereunder shall cease.

10. Agreement to Perform Necessary Acts. Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement and the Plan.

11. Registration of Shares. The Company shall use commercially reasonable efforts to file and maintain an effective Registration Statement on Form S-8 under the United States Securities Act of 1933, as amended, with respect to the Restricted Shares.

12. No Limitation on Rights of the Company. This Agreement shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

13. Miscellaneous.

a. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when delivered to each party at the following addresses (or to such other address as may be designated in a notice given in accordance with this Section):

(i) if to the Company:

Endurance Specialty Holdings Ltd.
Waterloo House
100 Pitts Bay Road
Pembroke HM 08
Bermuda
Attn: General Counsel

(ii) if to the Grantee, to the most recent primary residence address listed for the Grantee in the records of the Company.

b. Failure to Enforce Not a Waiver. The failure of the Company or the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

c. Governing Law. This Agreement shall be governed by and construed according to the laws of Bermuda without giving effect to the choice of law principles thereof. The Grantee submits to the non-exclusive jurisdiction of the courts of Bermuda in respect to matters arising hereunder.

d. Arbitration. All disputes, controversies or claims arising out of, relating to or in connection with this Agreement, the Plan or the Restricted Shares, or the breach, termination or validity thereof, shall be finally settled by arbitration. The arbitration shall be conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce, except as same may be modified herein or by mutual agreement of the parties. The seat of the arbitration shall be Bermuda and it shall be conducted in the English language. The arbitration shall be conducted by one arbitrator who shall be selected by the agreement of the Company and the Grantee or, in the event that the Company and the Grantee are unable to agree, by the Appointments Committee of the Chartered Institute of Arbitrators, Bermuda Branch. The arbitral award shall be in writing, shall state reasons for the award, and shall be final and binding on the parties. The award may include an award of costs, including reasonable attorneys’ fees and disbursements. Judgment on the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets.

e. Amendments. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

f. Investment Intent. The Grantee represents that the Restricted Shares are being acquired by the Grantee for investment and that the Grantee has no present intention to transfer, sell or otherwise dispose of the Restricted Shares, except in compliance with applicable securities laws, and the Company and the Grantee agree that the Restricted Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Plan and this Agreement.

g. Adjustment of Restricted Shares. The Company hereby confirms that (i) in the event the outstanding Ordinary Shares of the Company shall be changed into an increased number of shares, through a share dividend or a split-up of shares, or into a decreased number of shares, through a combination of shares, then immediately after the record date for such change, the number of Restricted Shares then subject to this Agreement shall be proportionately increased, in case of such stock dividend or split-up of shares, or proportionately decreased, in case of such combination of shares; and (ii) in the event that, as result of a reorganization, sale, merger, amalgamation, consolidation or similar occurrence, there shall be any other change in the Ordinary Shares of the Company, or of any shares or other securities into which such Ordinary Shares shall have been changed, or for which it shall have been exchanged, then equitable adjustments to the Restricted Shares then subject to this Agreement (including, but not limited to, changes in the number or kind of shares then subject to this Agreement) shall be made.

h. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the relationship of the Grantee with the Company or any subsidiary of the Company shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of any relationship with the Company or any subsidiary of the Company, nor shall it interfere with the right of the Company or any subsidiary of the Company to discharge the Grantee and to treat the Grantee without regard to the effect which that treatment might have upon the Grantee as a holder of the Restricted Shares.

i. Entire Agreement; Plan Controls. This Agreement (including the Exhibit hereto) and the Plan contain the entire understanding and agreement of the parties hereto concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties hereto with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Grantee confirms that the Grantee has received a copy of the Plan and has had an opportunity to review the contents thereof.

j. Captions. The captions and headings of the sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

k. Counterparts. This Agreement may be executed in counterparts and by facsimile or electronic reproduction, each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.

l. Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties hereto agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Grantee, his or her heirs, executors, administrators, successors and assigns.

m. Severability. This Agreement will be severable, and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any invalid or unenforceable term or provision, the parties hereto intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

n. Compliance with Applicable Laws. Notwithstanding any provision of this Agreement to the contrary, if the Grantee is subject to the laws of any jurisdiction outside of Bermuda or the United States, the Restricted Shares granted under this Agreement shall be subject to the following additional terms and conditions:

i. The terms and conditions of this Agreement are deemed modified to the extent necessary or advisable to comply with the applicable laws, regulations, rules and local government regulatory exemptions of such jurisdiction or to facilitate the administration of the Plan or this Agreement under such laws, regulations, rules and local government regulatory exemptions;

ii. If applicable, the effectiveness of the award of Restricted Shares under this Agreement is conditioned upon this Agreement’s compliance with any applicable laws, regulations, rules or local government regulatory exemptions of such jurisdiction and subject to receipt of any required regulatory approvals of such jurisdiction; and

iii. The Administrator may take any other action, before or after an award of Restricted Shares is made, that it deems advisable to obtain approval or comply with any necessary local regulatory or governmental exemptions or approvals

o. Data Privacy and Notice of Consent. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data by the Company and any subsidiaries and affiliates of the Company for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan pursuant to this Agreement.

The Grantee understands that the Company and its subsidiaries and affiliates may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security or social insurance number (to the extent permitted under applicable local law) or other identification number, salary, nationality, job title, residency status, any ordinary or preferred shares or directorships held in the Company or any subsidiary or affiliate of the Company, details of all equity compensation or any other entitlement to Restricted Shares or other long or short-term incentives awarded, canceled, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Grantee understands that Data may be transferred to any third parties assisting the Company or any subsidiary or affiliate of the Company in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, including outside the European Economic Area and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the Company and any subsidiary or affiliate of the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Grantee’s participation in the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to any other broker, escrow agent or other third party with whom the Restricted Shares may be deposited. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that the Grantee may contact the Company’s General Counsel.

[Execution Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ENDURANCE SPECIALTY HOLDINGS LTD.

By:
Name:
Title:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

[Director]

9